Commitments, contingent assets and liabilities	9 Months Ended
Sep. 30, 2022
Commitments, contingent assets and liabilities
Commitments, contingent assets and liabilities

11. Commitments, contingent assets and liabilities

In connection with the enforcement of voxeljet’s intellectual property rights, the acquisition of third-party intellectual property rights, or disputes related to the validity or alleged infringement of the Company’s or a third party’s intellectual property rights, including patent rights, voxeljet has been and may in the future be subject or party to claims, negotiations or complex, protracted litigation.

In March 2018, ExOne GmbH, a subsidiary of The ExOne Company, notified voxeljet of its intent not to pay its annual license fees under an existing intellectual property-related agreement and asserted its rights to claim damages pursuant to an alleged material breach of the agreement. At this time, the Company cannot reasonably estimate a contingency, if any, related to this matter. On November 12, 2021, The ExOne Company and its affiliates were acquired by DESKTOP METAL, INC.

voxeljet AG issued letters of support to voxeljet’s subsidiaries voxeljet China and voxeljet America to provide financial support to enable the subsidiaries to meet their obligation or liabilities as and when they fall due. The guarantee is irrecoverable for at least 12 months from the date of financial statements for the financial year ended December 31, 2021, are signed. Further, voxeljet AG issued a letter of support to voxeljet India on July 12, 2022, to provide financial support to enable the subsidiary to meet its obligation or liabilities as and when they fall due. The guarantee is irrecoverable for at least 12 months from date of issue of this letter.

Management assessed that it is unlikely that the subsidiaries would exercise these letters of support.